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                                                                   EXHIBIT 10.49


                       THIRD AMENDMENT AND LIMITED WAIVER
                                       TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


      THIS THIRD AMENDMENT AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 19, 2001 (this "Third Amendment & Limited Waiver") relates to that certain Amended and Restated Credit Agreement dated as of February 10, 1999 (as amended by both the First Amendment to Amended and Restated Credit Agreement, dated April 28, 2000 (the "First Amendment") and the Second Amendment to Amended and Restated Credit Agreement, dated as of December 29, 2000 (the "Second Amendment"), and as may be further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") and is entered into among Callaway Golf Company, a Delaware corporation (the "Borrower"), the other credit parties signatory to the Credit Agreement, the lenders signatory hereto (the "Requisite Lenders") and General Electric Capital Corporation, a New York corporation, as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                               W I T N E S S E T H

      WHEREAS, the Borrower, the other Credit Parties, Agent and the Lenders have entered into the Credit Agreement, the First Amendment and the Second Amendment;

      WHEREAS, Borrower has notified Agent that it has formed a California corporation, Callaway Golf Shell Company ("Shell Co.") to be a wholly-owned subsidiary of Borrower (the "Subsidiary Formation");

      WHEREAS, Borrower has notified Agent that the bank guaranty currently provided by Callaway Golf Europe, Ltd. ("CG Europe"), a Material Subsidiary, to ensure the deferment of United Kingdom ("U.K.") customs and excise duties applied to products imported to the U.K. (as more fully described in Exhibit A attached hereto, the "Bank Guaranty"), needs to be increased and, in connection therewith, the Borrower will provide a letter of comfort to ensure that the Bank Guaranty is paid in full (the "Letter of Comfort", a form of which is attached as Exhibit B hereto, and, together with the Bank Guaranty, the "Duty Deferment");

      WHEREAS, Borrower has requested that the Credit Agreement be amended to reflect the Subsidiary Formation (the "Amendments");

      WHEREAS, Borrower has requested that GE Capital and the Requisite Lenders grant a limited waiver (the "Limited Waivers" and each, a "Limited Waiver") to certain provisions of the Credit Agreement with respect to the Subsidiary Formation and the Duty Deferment, as follows:

            a. Section 6.1 (Mergers Subsidiaries, Etc.), solely with respect to the Subsidiary Formation; and



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            b. Sections 6.3(xv) (Other Unsecured Indebtedness), and 6.6
      (Guaranteed Indebtedness), solely with respect to the Duty Deferment.

      WHEREAS, Section 11.2 of the Credit Agreement requires that the Requisite Lenders consent to the Amendments and the Limited Waivers; and

      WHEREAS, Agent, Borrower and Requisite Lenders are willing to so effect the Amendments and provide the Limited Waivers on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the above premises, Borrower, Agent, and the Requisite Lenders agree as follows:

      2. Definitions and Usage. Capitalized terms used, but not defined, herein have the meanings ascribed to such terms in the Credit Agreement. Any reference herein to Section, Exhibit or Schedule shall, unless otherwise specified, refer to such Section, Exhibit or Schedule hereof, in its entirety.

      3. Amendments to the Credit Agreement. Upon the Effective Date (as defined in Section 6 below), the Credit Agreement is hereby amended as follows:

            a. Amendments to Annex A. Annex A is hereby amended as follows:

                  i. The definition of "Borrowing Base" is hereby amended by deleting the text of the definition in its entirety and substituting the following in lieu thereof:

                  "shall mean, as of any date of determination by Agent, from time to time, an amount equal to the sum at such time of:

                  (a) sixty percent (60%) of the book value of Borrower's Eligible Inventory valued on a first-in, first-out basis (at the lower of cost or market), less any Reserves established by Agent at such time; and

                  (b) the lesser of:

                  (i) the Additional Collateral Amount and

                  (ii) an amount equal to the sum of (x) fifty percent (50%) of the Appraised Value of the Eligible Real Estate, and (y) eighty-five percent (85%) of the Appraised Value of the Eligible Equipment, less any Reserves established by Agent at such time, minus, the aggregate outstanding principal amount of Indebtedness (including Indebtedness described in clause
                  (i) of Section 6.3, but excluding the Obligations and Indebtedness created or arising under the Receivables Documents) which is secured by any Eligible Equipment;




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                  provided that Golf Ball Equipment and Golf Ball Inventory
                  shall be included in the Borrowing Base only upon (i) delivery to Agent for the benefit of Lenders of a certificate of the Chief Financial Officer of Borrower as to the matters addressed in Section 3.23 and the other certificates and statements (including without limitation a Fair Salable Balance Sheet) described in paragraph X of Annex D, each in form and substance satisfactory to Agent, (ii) the audit and appraisal of the Golf Ball Equipment and Golf Ball Inventory, the results of which shall be satisfactory to Agent and Requisite Lenders, and (iii) the review and, where appropriate (in the reasonable judgment of Agent), modification by Agent (subject to the approval of all Lenders or Supermajority Revolving Lenders, to the extent required by Sections 1.7,
                  1.18 and 1.19) of the criteria and advance rates applicable to Receivables and the Golf Ball Equipment."

                  ii. The following definition shall be inserted after the
            definition of "General Intangibles" and before the definition of "Golf Ball Inventory":

                  "Golf Ball Equipment" shall mean all Equipment related to the production of golf balls.

                  iii. The definition of "Golf Ball Receivables" is hereby
            amended by deleting the definition in its entirety.

                  iv. The definition of "Material Subsidiary" is hereby amended by deleting the text of the definition in its entirety and substituting the following in lieu thereof:

                  "shall mean Callaway Golf Sales Company, Special Purpose Corporation, Callaway Golf Europe Ltd., Callaway (Barbados) Foreign Sales Corporation, Callaway Golf K.K., Callaway Golf Korea Ltd., Callaway Golf Canada Ltd., Callaway Golf South Pacific Pty Ltd and each Person which becomes a Subsidiary of Borrower after the date of this Agreement, provided that Callaway Golf Shell Company shall be excluded from this definition, and shall not be deemed a Material Subsidiary, unless and until such time as it shall acquire at least $100,000 in assets."

      4. Limited Waivers. Upon the Effective Date, and as limited herein, the Requisite Lenders hereby waive the following provisions of the Credit Agreement solely with respect to the matters expressly described below:

            a. Section 6.1 (Mergers Subsidiaries, Etc.) solely with respect to the Subsidiary Formation, provided that should (i) the Borrower make an investment in, and/or loan to, Shell Co. or (ii) Shell Co. incur or assume any indebtedness, Borrower




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      shall promptly notify Agent in writing of the details and terms of such investment, loan or indebtedness;

            b. Sections 6.3(xv) (Other Unsecured Indebtedness) and 6.6 (Guaranteed Indebtedness) solely with respect to the Duty Deferment, provided that the Limited Waiver to Section 6.3(xv) permitting Borrower and/or CG Europe to create, incur, assume or permit to exist other unsecured Indebtedness relating to the Duty Deferment in an amount exceeding $2,500,000 shall be limited to only such unsecured Indebtedness that in the aggregate does not exceed U.S. $7,000,000, and provided further that the Limited Waivers granted under this Section 4(b) with respect to the Letter of Comfort shall be expressly limited to that Letter of Comfort issued in support of the Bank Guaranty as described in Exhibit A attached hereto.

            c. The Limited Waivers shall be limited to those Events of Default, if any, arising solely from the Subsidiary Formation and Duty Deferment as described herein and do not apply to any past, present or future Events of Default caused by any other violation of Sections 5 or 6 or other provisions of the Credit Agreement or any of the Loan Documents.

      5. Representations and Warranties. The Credit Parties hereby jointly and severally represent and warrant to the Agent and the Requisite Lenders that, as of the Effective Date and after giving effect to this Third Amendment & Limited
Waiver:

            a. All of the representations and warranties of the Credit Parties contained in this Third Amendment & Limited Waiver, the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date); and

            b. No Default or Event of Default has occurred and is continuing or will result after giving effect to this Third Amendment & Limited Waiver, including without limitation, none of the agreements, instruments or other obligations by which any of the Credit Parties or their Subsidiaries will be bound pursuant to the Subsidiary Formation will directly or indirectly restrict, prohibit, or require the consent of any Person with respect to the payment of dividends or distribution or the making or repayment of intercompany loans by a Subsidiary of Borrower to Borrower, as provided in
      Section 6.16 of the Credit Agreement.

      6. Effective Date. This Amendment shall become effective as of the date first written above (the "Effective Date") upon the satisfaction of each of the following conditions:

            a. The Agent shall have received each of the following documents, in each case in form and substance satisfactory to the Agent:

                  i. counterparts hereof executed by each of the Credit Parties, the Agent and the Requisite Lenders;




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                  ii. duly executed amendments to the Receivables Documents
            effecting all modifications necessary to permit the Subsidiary Formation and the Duty Deferment, together with a certificate of the Chief Financial Officer of the Borrower certifying that all conditions to the effectiveness of the amendments have been satisfied and that the amendments are in full force and effect as of the Effective Date;

                  iii. the duly executed Pledge Amendment reflecting the
            Subsidiary Formation accompanied by the share certificate representing one-hundred percent (100%) of the outstanding Shell Co. Stock, which is being pledged thereunder in accordance with the Credit Agreement, and a stock power for such share certificate executed in blank;

                  iv. a certificate of the Secretary or Assistant Secretary of each of the Credit Parties dated the Effective Date certifying (A) that the bylaws of such Credit Party have not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary or Assistant Secretary of such Credit Party delivered to the Agent and remain in full force and effect as of the Effective Date, (B) that the charter of such Credit Party has not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary of State of such Credit Party's jurisdiction of incorporation delivered to the Agent and remain in full force and effect as of the Effective Date and (C) that the execution, delivery and performance of this Third Amendment & Limited Waiver have been duly authorized by all necessary or proper corporate and shareholder action; and

                  v. such additional documentation as the Agent may reasonably request;

            b. No law, regulation, order, judgment or decree of any Governmental Authority shall, and the Agent shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the transactions contemplated by this Third Amendment & Limited Waiver, except for such laws, regulations, orders or decrees, or pending or threatened litigation, that in the aggregate could not reasonably be expected to have a Material Adverse Effect;

            c. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Third Amendment & Limited Waiver shall be satisfactory in all respects in form and substance to the Agent; and

            d. No Default or Event of Default shall have occurred and be continuing on the Effective Date or will result after giving effect to this Third Amendment & Limited Waiver.

      7. Reference to and Effect on the Loan Documents.






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            a. Upon the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended and supplemented hereby.

            b. Except to the extent specifically set forth herein, the respective provisions of the Credit Agreement and the other Loan Documents shall not be amended, modified, waived, impaired or otherwise affected hereby, and such documents and the Obligations under each of them are hereby confirmed as being in full force and effect.

            c. This Amendment shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment or waiver of any other term or condition of the Credit Agreement or any other Loan Document, (ii) prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, (iii) require the Agent or any Lender to agree to a similar transaction on a future occasion or (iv) create any right herein to another Person or other beneficiary or otherwise, except to the extent specifically provided herein.

      8. Miscellaneous. This Amendment is a Loan Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

      9. Section Titles. The Section titles in this Third Amendment & Limited Waiver are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      10. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

      11. GOVERNING LAW. THIS AMENDMENT, AND ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      12. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Third Amendment & Limited Waiver. In the event an ambiguity or question of intent or interpretation arises, this Third Amendment & Limited Waiver shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Third Amendment & Limited Waiver.






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      IN WITNESS WHEREOF, the Credit Parties, the Agent and the Requisite
Lenders have caused this Third Amendment & Limited Waiver to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    CALLAWAY GOLF COMPANY,
                                    as Borrower


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:




























                                 Signature Page



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                                    CALLAWAY GOLF SALES COMPANY,
                                    as a Credit Party


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:




























                                 Signature Page


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                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as Agent and Lender


                                    By:
                                        --------------------------------
                                        Name:  Robert Yasuda
                                        Title: Authorized Signatory
                                        Pro Rata Share:  20.83%































                                 Signature Page


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                                    AMERICAN NATIONAL BANK AND TRUST COMPANY
                                    OF CHICAGO,
                                    as a Lender


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:
                                        Pro Rata Share:  17.71%



































                                 Signature Page

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                                    BANK OF AMERICA, NATIONAL ASSOCIATION,
                                    as a Lender


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:
                                        Pro Rata Share:  14.17%
































                                 Signature Page


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                                    CONGRESS FINANCIAL CORPORATION (WESTERN),
                                    as a Lender


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:
                                        Pro Rata Share:  14.17%































                                 Signature Page

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                                    KEY CORPORATE CAPITAL INC.,
                                    as a Lender


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:
                                        Pro Rata Share:  14.17%






























                                 Signature Page


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                                    NATIONAL CITY COMMERCIAL FINANCE, INC.,
                                    as a Lender


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:
                                        Pro Rata Share:  8.33%



































                                 Signature Page

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                                    NATIONAL WESTMINSTER BANK PLC,
                                    as a Lender


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:
                                        Pro Rata Share: 10.63%

































                                 Signature Page

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                                    EXHIBIT A

                                       TO

  SECOND AMENDMENT AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT

                                 (see attached)
































                                    Exhibit A





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                                    EXHIBIT B

                                       TO

  SECOND AMENDMENT AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT

                                 (see attached)




































                                   Exhibit B